PRINCIPAL FUNDS, INC.

R-1 CLASS SHARES

R-2 CLASS SHARES

R-3 CLASS SHARES

R-4 CLASS SHARES

R-5 CLASS SHARES

The date of this Prospectus is _______________________, 2009.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS
Risk/Return Summary	5
LARGECAP US EQUITY FUNDS	9
Disciplined LargeCap Blend Fund	9
LargeCap Blend Fund I	20
LargeCap Blend Fund II	23
LargeCap Growth Fund	12
LargeCap Growth Fund I	25
LargeCap Growth Fund II	28
LargeCap S&P 500 Index Fund	14
LargeCap Value Fund	17
LargeCap Value Fund I	34
LargeCap Value Fund II	36
LargeCap Value Fund III	31
SMALL/MIDCAP US EQUITY FUNDS	39
MidCap Blend Fund	39
MidCap Growth Fund	42
MidCap Growth Fund II	56
MidCap Growth Fund III	50
MidCap S&P 400 Index Fund	44
MidCap Value Fund I	62
MidCap Value Fund II	47
MidCap Value Fund III	59
SmallCap Blend Fund	85
SmallCap Growth Fund	88
SmallCap Growth Fund I	67
SmallCap Growth Fund II	70
SmallCap Growth Fund III	73
SmallCap S&P 600 Index Fund	91
SmallCap Value Fund	76
SmallCap Value Fund I	79
SmallCap Value Fund II	82
SmallCap Value Fund III	94
INTERNATIONAL EQUITY FUNDS	96
Diversified International Fund	96
International Emerging Markets Fund	99
International Fund I	102
International Growth Fund	108
REAL ESTATE FUND	111
Real Estate Securities Fund	111

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BALANCED/ASSET ALLOCATION FUNDS	114
Principal LifeTime Funds	114
Principal LifeTime Strategic Income Fund	117
Principal LifeTime 2010 Fund	118
Principal LifeTime 2015 Fund	119
Principal LifeTime 2020 Fund	120
Principal LifeTime 2025 Fund	121
Principal LifeTime 2030 Fund	122
Principal LifeTime 2035 Fund	123
Principal LifeTime 2040 Fund	124
Principal LifeTime 2045 Fund	125
Principal LifeTime 2050 Fund	126
Principal LifeTime 2055 Fund	127
Strategic Asset Management Portfolios	131
Flexible Income Portfolio	134
Conservative Balanced Portfolio	135
Balanced Portfolio	136
Conservative Growth Portfolio	137
Strategic Growth Portfolio	138
SHORT-TERM FIXED INCOME FUNDS	142
Money Market Fund	142
Short-Term Bond Fund	145
Ultra Short Bond Fund	148
FIXED INCOME FUNDS	151
Bond & Mortgage Securities Fund	151
Core Plus Bond Fund I
Government & High Quality Bond Fund *IT IS ANTICIPATED THAT THIS FUND WILL	154
BE MERGED AWAY BY 3/1/09
High Quality Intermediate-Term Bond Fund	156
Inflation Protection Fund	159
Mortgage Securities Fund
Preferred Securities Fund	162
The Costs of Investing	165
Distribution Plans and Intermediary Compensation	165
Certain Investment Strategies and Related Risks	168
Management of the Funds	175
Pricing of Fund Shares	200
Purchase of Fund Shares	201
Redemption of Fund Shares	201
Exchange of Fund Shares	202
Frequent Purchases and Redemptions	202
Dividends and Distributions	203
Tax Considerations
Fund Account Information	204
Portfolio Holdings Information	205
Financial Highlights	205
Appendix A - Summary of Principal Risks	319

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Appendix B - Definitions of the Indices Referenced in this Prospectus	325
Appendix C - Description of Bond Ratings
Additional Information	318

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RISK/RETURN SUMMARY

Principal Funds, Inc. (“Principal Funds”) offers many investment portfolios. Princor Financial Services Corporation* (“Princor”) and Principal Funds Distributor, Inc. (“PFD”)* are co-distributors (collectively referred to as “the Distributor”) for the R-1, R-2, R-3, R-4, and R-5 Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through Principal Funds.

The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)
AllianceBernstein, L.P.	LargeCap Value III
Small Cap Growth I
American Century Investment Management, Inc.	LargeCap Growth II
LargeCap Value II
Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value III
Black Rock Financial Management, Inc.	Inflation Protection
Columbus Circle Investors*	LargeCap Growth
MidCap Growth
SmallCap Growth III
Dimensional Fund Advisors	SmallCap Value II
Edge Asset Management, Inc.*	Mortgage Securities
Strategic Asset Management Portfolios
Emerald Advisers, Inc.	SmallCap Growth II
Essex Investment Management Company, LLC	SmallCap Growth II
LargeCap Blend I
Goldman Sachs Asset Management LP	MidCap Value I
J.P. Morgan Investment Management, Inc.	SmallCap Value I
Jacobs Levy Equity Management, Inc.	MidCap Growth II
MidCap Value II
Los Angeles Capital Management and Equity Research, Inc.	MidCap Value I
SmallCap Value III
MacKay Shields LLC	MidCap Growth II
Mellon Capital Management Corporation	SmallCap Value I
Pacific Investment Management Company LLC	Core Plus Bond I
Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value III
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond
Principal Real Estate Investors, LLC*	Real Estate Securities
Pyramis Global Advisors, LLC	International I
Spectrum Asset Management, Inc.*	Preferred Securities
T. Rowe Price Associates, Inc.	LargeCap Blend II
LargeCap Growth I
Turner Investment Partners, Inc.	MidCap Growth III

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Sub-Advisor UBS Global Asset Management (Americas) Inc.	Fund(s) LargeCap Value I SmallCap Growth II
Vaughan Nelson Investment Management, LP Westwood Management Corporation	SmallCap Value II LargeCap Value III

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; PFD; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group® .

The Funds offer five classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans).

EACH INVESTOR’S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL PROFESSIONAL TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks

These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the R-2 Class’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

  a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an
6 RISK/RETURN SUMMARY	[FundNameFooter] [FundPhoneNumber]

  investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses

The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). Each Fund’s operating expenses are shown following each Fund’s description. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples following the expense tables for each Fund are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:

  No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, Princor, or PFD.
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LARGECAP US EQUITY FUNDS DISCIPLINED LARGECAP BLEND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2008 this range was between approximately $____ billion and $
______
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	•	Growth Stock Risk
• Management Risk	• Market Segment (Large Cap) Risk •		Mid Cap Stock Risk
• Securities Lending Risk	• Underlying Fund Risk	•	Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P 500 Index(3)(4) Morningstar Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 30, 2002.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses	1.45%	1.32%	1.14%	0.95%	0.83%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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LARGECAP BLEND FUND I

Sub-Advisor(s): Objective: Investor Profile:

Goldman Sachs Asset Management, L.P. (“GSAM”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in large, established companies.

Main Strategies and Risks

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2008, the range was between approximately $____ billion and $
______
billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Foreign Securities Risk
  Market Segment (Large Cap) Risk
  Underlying Fund Risk
  Equity Securities Risk
  Growth Stock Risk
  Mid Cap Stock Risk
  Value Stock Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P 500 Index(3)(4) Morningstar Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.53	0.45	0.32	0.28	0.26
	Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

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Administrative Service Fee

0.28 0.20

0.15 0.13 0.11

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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LARGECAP BLEND FUND II

Sub-Advisor(s): Objective: Investor Profile:

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2008 this range was between approximately $____ billion and $
_____
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

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Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Derivatives Risk	•	Equity Securities Risk
•	Foreign Securities Risk	•	Growth Stock Risk
•	Market Segment (Large Cap) Risk•		Mid Cap Stock Risk
•	Value Stock Risk

  Exchange Rate Risk
  Management Risk
  Securities Lending Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P 500 Index(3)(4) Morningstar Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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LARGECAP GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Columbus Circle Investors (“CCI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2008 this range was between approximately $____ billion and $
_____
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. To meet its investment objective, the Fund may invest in initial public offerings and up to 25% in foreign securities.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk	•	Exchange Rate Risk
•	Growth Stock Risk	•	Initial Public Offerings Risk
•	Market Segment (Large Cap) Risk•		Mid Cap Stock Risk
•	Underlying Fund Risk

  Foreign Securities Risk
  Management Risk
  Securities Lending Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

18	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Growth Index(3)(4)

Morningstar Large Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	LARGECAP US EQUITY FUNDS	19
www.principal.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees(1)	0.62%	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses	1.51%	1.38%	1.20%	1.01%	0.89%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1) Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

20	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

LARGECAP GROWTH FUND I

Sub-Advisor(s): Objective: Investor Profile:

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2008, this range was between approximately $____ billion and $
_________
billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the Russell index.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Derivatives Risk	•	Equity Securities Risk	•	Exchange Rate Risk
•	Foreign Securities Risk	•	Growth Stock Risk	•	Management Risk
•	Market Segment (Large Cap) Risk •		Mid Cap Stock Risk	•	Securities Lending Risk
•	Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

[FundNameFooter]				LARGECAP US EQUITY FUNDS		21
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Growth Index(3)(4)

Morningstar Large Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deduced from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.73%	0.73%	0.73%	0.73%	0.73%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.53	0.45	0.32	0.28	0.26
	Total Annual Fund Operating Expenses	1.61%	1.48%	1.30%	1.11%	0.99%
	*Other Expenses Includes:

22	LARGECAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

[FundNameFooter]	LARGECAP US EQUITY FUNDS	23
www.principal.com

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

24	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

LARGECAP GROWTH FUND II

Sub-Advisor(s): Objective: Investor Profile:

American Century Investment Management, Inc. (“American Century”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2008, the range was between approximately $
______
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
  Derivatives Risk
  Foreign Securities Risk
  Market Segment (Large Cap) Risk
  Underlying Fund Risk
  Equity Securities Risk
  Growth Stock Risk
  Mid Cap Stock Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

[FundNameFooter]	LARGECAP US EQUITY FUNDS	25
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Growth Index(3)(4)

Morningstar Large Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.94%	0.94%	0.94%	0.94%	0.94%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.54	0.46	0.33	0.29	0.27
	Total Annual Fund Operating Expenses(1)	1.83%	1.70%	1.52%	1.33%	1.21%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

26	LARGECAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee 0.28 0.20 0.15 0.13 0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

[FundNameFooter]	LARGECAP US EQUITY FUNDS	27
www.principal.com

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

28	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

LARGECAP S&P 500 INDEX FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2008, the market capitalization range of the Index was between approximately $
_____
billion and $
_______
billion. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk • Mid Cap Stock Risk

• Equity Securities Risk • Securities Lending Risk

• Market Segment (Large Cap) Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

[FundNameFooter]	LARGECAP US EQUITY FUNDS	29
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P 500 Index(3)(4) Morningstar Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Advisors R-5 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.54	0.46	0.33	0.29	0.27

30	LARGECAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

	Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%
*Other Expenses Includes:
Service Fee		0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee		0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	LARGECAP US EQUITY FUNDS	31
www.principal.com

LARGECAP VALUE FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2008 ranged between approximately $
_______
billion and $
_________
billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

  determination that a stock is selling below its fair market value;
  early recognition of changes in a company’s underlying fundamentals;
  evaluation of the sustainability of fundamental changes; and
  monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Management Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Underlying Fund Risk
• Value Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

32	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Value Index(3)(4)

Morningstar Large Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees	0.35	0.30	0.25	0.10%	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26
Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]		LARGECAP US EQUITY FUNDS				33
www.principal.com

Administrative Service Fee

0.28 0.20

0.15 0.13 0.11

34	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	LARGECAP US EQUITY FUNDS	35
www.principal.com

LARGECAP VALUE FUND I

Sub-Advisor(s): Objective: Investor Profile:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2008 this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk	•	Exchange Rate Risk
•	Management Risk	•	Market Segment (Large Cap) Risk
•	Securities Lending Risk	•	Underlying Fund Risk

UBS Global AM has been the Fund’s Sub-Advisor since June 1, 2004.

  Foreign Securities Risk
  Mid Cap Stock Risk
  Value Stock Risk
36	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Value Index(3)(4)

Morningstar Large Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.68%	1.55%	1.37%	1.18%	1.06%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]		LARGECAP US EQUITY FUNDS			37
www.principal.com

Administrative Service Fee

0.28 0.20

0.15

0.13 0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

38	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	LARGECAP US EQUITY FUNDS	39
www.principal.com

LARGECAP VALUE FUND II

Sub-Advisor(s): Objective: Investor Profile:

American Century Investment Management, Inc. (“American Century”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

On December 8, 2008, the Board of Directors of Principal Funds, Inc. approved the LargeCap Value Fund I's acquisition of the assets of LargeCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the LargeCap Value Fund II.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings or cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities of companies, debt obligations of governments and their agencies, options, and other similar securities.

In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
•	Foreign Securities Risk	• Management Risk	• Market Segment (Large Cap) Risk
•	Mid Cap Stock Risk	• Securities Lending Risk	• U.S. Government Securities Risk
•	U.S. Government Sponsored	• Value Stock Risk
Securities Risk

40	LARGECAP US EQUITY FUNDS		[FundNameFooter]
[FundPhoneNumber]

American Century has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)

For the period ended December 31, 2008	Past 1 Year	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(1)

(after taxes on distributions and sale of shares)(1)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Value Index(2)(3)

Morningstar Large Value Category Average(3)

(1)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

(3)	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.74%	1.61%	1.43%	1.24%	1.12%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]		LARGECAP US EQUITY FUNDS				41
www.principal.com

Administrative Service Fee

0.28 0.20

0.15 0.13

0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

42	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

LARGECAP VALUE FUND III

Sub-Advisor(s):	AllianceBernstein L.P. ("AllianceBernstein") and Westwood Management Corp. ("Westwood")

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2008, this range was between approximately $____ billion and $
_______
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund will invest in some mid cap stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein invests primarily in undervalued equity securities of companies that it believes offer above-average potential for growth in future earnings. AllianceBernstein employs an investment strategy generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value-oriented investing entails adhering to a strong "sell discipline" that generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

The equity securities in which Westwood invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). Westwood will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies.

Westwood invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, Westwood utilizes a value style of investing in choosing common stocks that it believes are currently undervalued in the market and possess limited downside risk. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. Westwood will not necessarily sell a security that has depreciated below the Fund's target capitalization range.

Among the Principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk	• Exchange Rate Risk	•	Exchange-Traded Funds Risk
• Foreign Securities Risk	• Management Risk	•	Market Segment (Large Cap) Risk
• Master Limited Partnerships Risk	• Mid Cap Stock Risk	•	Real Estate Securities Risk

[FundNameFooter]		LARGECAP US EQUITY FUNDS		43
www.principal.com

• Royalty Trust Risk	• Securities Lending Risk	• Underlying Fund Risk
• Value Stock Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. Westwood has been a sub-advisor to the Fund since July 15, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 1000 Value Index(3)(4)

Morningstar Large Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

44	LARGECAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26
Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	LARGECAP US EQUITY FUNDS	45
www.principal.com

SMALL/MIDCAP US EQUITY FUNDS

MIDCAP BLEND FUND Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Equity Securities Risk
  Growth Stock Risk
  Market Segment (Mid Cap) Risk
  Value Stock Risk
  Exchange Rate Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

  Foreign Securities Risk
  Management Risk
  Securities Lending Risk
46	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class Russell Midcap Index(3)(4) Morningstar Mid-Cap Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.53%	1.40%	1.22%	1.03%	0.91%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS					47
www.principal.com

Administrative Service Fee

0.28 0.20

0.15 0.13

0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

48	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

MIDCAP GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Columbus Circle Investors (“CCI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above-average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Active Trading Risk	•	Equity Securities Risk
•	Foreign Securities Risk	•	Growth Stock Risk
•	Management Risk	•	Market Segment (Mid Cap) Risk
•	Securities Lending Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

  Exchange Rate Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk
[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	49
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above:

Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns(%)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Growth Index(3)(4) Morningstar Mid-Cap Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.59	0.51	0.38	0.34	0.32
Total Annual Fund Operating Expenses(1)	1.59%	1.46%	1.28%	1.09%	0.97%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

50	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	51
www.principal.com

MIDCAP GROWTH FUND II

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and MacKay Shields LLC (“MacKay Shields”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

In April 2009, MacKay Shields LLC will no longer be a Sub-Advisor to this Fund. Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) will continue to use the strategies attributed to it in the prospectus.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Growth Fund III's acquisition of the assets of MidCap Growth Fund II. At the time of the acquisition, Jacobs Levy will become an additional sub-advisor to MidCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index) (as of December 31, 2008, this range was between approximately $____ billion and $____ billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned.

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

MacKay Shields invests in growth stocks by utilizing a bottom-up approach that combines time-tested fundamental multi-factor screens with hands-on fundamental research. MacKay Shields looks to capitalize on evolving growth trends while adhering to risk controls. As a result of its process, MacKay Shields seeks to invest primarily in companies with a history of increasing earnings and sales at a rate that is generally higher than that of average companies. MacKay Shields process leads to a diversified portfolio. The Fund may engage in the lending of portfolio securities and may invest in securities of foreign issuers. The Fund may also use various techniques, such as buying and selling exchange traded funds, to increase or decrease exposure to changing security prices or other factors that affect security value.

MacKay Shields maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. MacKay Shields may invest in any securities that, in its judgment, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MacKay Shields may sell a stock if the stock’s earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, MacKay Shields does not believe that the security will help the Fund meet its investment objective.

52	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Exchange-Traded Funds Risk	• Foreign Securities Risk	• Growth Stock Risk
• Management Risk	• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk
• Securities Lending Risk

Jacobs Levy has been the Fund’s Sub-Advisor since January 2, 2008. MacKay Shields has been the Fund’s Sub-Advisor since January 2, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above:

Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)

For the period ended December 31, 2008	Past 1 Year	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(1)

(after taxes on distributions and sale of shares)(1)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Growth Index(2)(3)

Morningstar Mid-Cap Growth Category Average(3)

(1)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

(3)	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	53
www.principal.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

54	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

MIDCAP GROWTH FUND III

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and Turner Investment Partners, Inc. (“Turner”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Growth Fund III's acquisition of the assets of MidCap Growth Fund II. At the time of the acquisition, Jacobs Levy will become an additional sub-advisor to MidCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2008 this range was between approximately $
_____
billion and $
_____
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Turner invests the assets allocated to it in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner's portion of the Fund is fully invested.

In the view of Mellon Capital, many medium-sized companies:

  are in fast growing industries,
  offer superior earnings growth potential, and
  are characterized by strong balance sheets and high returns on equity.

Mellon Capital may also hold assets allocated to it in investments in large and small capitalization companies, including emerging and cyclical growth companies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	55
www.principal.com

Mellon Capital's valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Exchange Rate Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk
  Emerging Market Risk
  Foreign Securities Risk
  Management Risk
  Securities Lending Risk
  Equity Securities Risk
  Growth Stock Risk
  Market Segment (Mid Cap) Risk
  Underlying Fund Risk

Turner has been the Fund’s Sub-Advisor since December 6, 2000. Mellon Capital has been a Sub-Advisor to this Fund since November 21, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Growth Index(3)(4)

Morningstar Mid-Cap Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares. The Institutional Class shares were first sold on December 6, 2000.

56	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s manager fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	57
www.principal.com

MIDCAP S&P 400 INDEX FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2008, the market capitalization range of the Index was between approximately $
________
billion and $
________
billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk • Mid Cap Stock Risk

• Equity Securities Risk • Securities Lending Risk

• Market Segment (Mid Cap) Risk

NOTE:	”Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc.
and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by
Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

58	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	59
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P MidCap 400 Index(3)(4) Morningstar Mid-Cap Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.55	0.47	0.34	0.30	0.28
	Total Annual Fund Operating Expenses(1)	1.05%	0.92%	0.74%	0.55%	0.43%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

60	SMALL/MIDCAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee

0.28 0.20

0.15 0.13 0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	61
www.principal.com

MIDCAP VALUE FUND I Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)
Objective: Investor Profile:	The Fund seeks long-term growth of capital. The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2008, the range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Emerging Markets Risk
  Foreign Securities Risk
  Mid Cap Stock Risk
  Underlying Fund Risk
  Equity Securities Risk
  Management Risk
  Real Estate Securities Risk
  Value Stock Risk
  Exchange Rate Risk
  Market Segment (Mid Cap) Risk
  Securities Lending Risk

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

62	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

The share class shown in the bar chart above has been changed to R-2 Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008

Past 1 Year

Life of Fund

R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Value Index(3)(4)

Morningstar Mid-Cap Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	63
www.principal.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

64	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

MIDCAP VALUE FUND II Sub-Advisor(s): Objective: Investor Profile:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Value Fund I's acquisition of the assets of MidCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the MidCap Value Fund II.

Main Strategies and Risks

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Jacobs Levy selects stocks by using a value oriented investment approach and using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Exchange Traded Funds Risk
  Market Segment (Mid Cap) Risk
  Securities Lending Risk
  Equity Securities Risk
  Foreign Securities Risk
  Mid Cap Stock Risk
  Value Stock Risk
  Exchange Rate Risk
  Management Risk
  Real Estate Securities Risk

Jacobs Levy has been a sub-advisor to the Fund since June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	65
www.principal.com

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Value Index(3)(4)

Morningstar Mid-Cap Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

66	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	67
www.principal.com

MIDCAP VALUE FUND III

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The BHMS investment strategy of emphasizing low P/E ratios, low price/book ratios and high dividend yields should provide a measure of protection in down markets, helping to preserve assets. In periods of economic recovery and rising equity markets, profitability and earnings growth should be rewarded by the expansion of price/earnings ratios and the generation of excess returns. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS does not attempt to time the market for short-term gains.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Equity Securities Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk
  Value Stock Risk
  Exchange Rate Risk
  Management Risk
  Real Estate Securities Risk
  Foreign Securities Risk
  Market Segment (Mid Cap) Risk
  Securities Lending Risk
68	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

PGI has been the Fund’s Sub-advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 12, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell Midcap Value Index(3)(4)

Morningstar Mid-Cap Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	69
www.principal.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28
Total Annual Fund Operating Expenses(1)	1.55%	1.42%	1.24%	1.05%	0.93%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

70	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

SMALLCAP BLEND FUND (Closed to new investors as of September 1, 2007)

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Equity Securities Risk
  Growth Stock Risk
  Market Segment (Small Cap) Risk
  Value Stock Risk
  Exchange Rate Risk
  Initial Public Offerings Risk
  Securities Lending Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

  Foreign Securities Risk
  Management Risk
  Small Company Risk
[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	71
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class Russell 2000 Index(3)(4) Morningstar Small Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.54	0.46	0.33	0.29	0.27
	Total Annual Fund Operating Expenses(1)	1.64%	1.51%	1.33%	1.14%	1.02%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

72	SMALL/MIDCAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee

0.28 0.20

0.15 0.13

0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	73
www.principal.com

SMALLCAP GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2008, the range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Emerging Market Risk	•	Equity Securities Risk
•	Foreign Securities Risk	•	Growth Stock Risk
•	Management Risk	•	Market Segment (Small Cap) Risk
•	Small Company Risk	•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

  Exchange Rate Risk
  Initial Public Offerings Risk
  Securities Lending Risk
74	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2000 Growth Index(3)(4)

Morningstar Small Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]		SMALL/MIDCAP US EQUITY FUNDS				75
www.principal.com

Administrative Service Fee

0.28 0.20

0.15

0.13 0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

76	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

SMALLCAP GROWTH FUND I

Sub-Advisor(s): Objective: Investor Profile:

AllianceBernstein L.P. ("AllianceBernstein")

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Growth Fund I’s acquisition of the assets of SmallCap Growth Fund III. At the time of the acquisition, CCI will become an additional sub-advisor to SmallCap Growth Fund I. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2008, the range was between approximately $____ billion and $____ billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

AllianceBernstein employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations. In doing so, AllianceBernstein analyzes such factors as:

  Earnings growth potential relative to competitors
  Market share and competitive leadership of the company's products
  Quality of management
  Financial condition (such as debt to equity ratio)
  Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Foreign Securities Risk
  Management Risk
  Small Company Risk
  Equity Securities Risk
  Growth Stock Risk
  Market Segment (Small Cap) Risk
  Underlying Fund Risk
  Exchange Rate Risk
  Initial Public Offerings Risk
  Securities Lending Risk

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	77
www.principal.com

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2000 Growth Index(3)(4)

Morningstar Small Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28
Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

78	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	79
www.principal.com

SMALLCAP GROWTH FUND II

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
•	Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk

80	SMALL/MIDCAP US EQUITY FUNDS		[FundNameFooter]
[FundPhoneNumber]

• Management Risk	• Market Segment (Small Cap) Risk •	Securities Lending Risk
• Small Company Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2000 Growth Index(3)(4)

Morningstar Small Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	81
www.principal.com

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

82	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

SMALLCAP GROWTH FUND III

Sub-Advisor(s): Objective: Investor Profile:

Columbus Circle Investors (“CCI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Growth Fund I's acquisition of the assets of SmallCap Growth Fund III. At the time of the acquisition, CCI will become an additional sub-advisor to SmallCap Growth Fund I. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

Main Strategies and Risks

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to the companies in the Russell 2500 Growth Index (as of December 31, 2008, the range was between approximately $
________
billion and $
________
billion)), at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Foreign Securities Risk
  Management Risk
  Securities Lending Risk
  Underlying Fund Risk
  Equity Securities Risk
  Growth Stock Risk
  Market Segment (Small Cap and Mid Cap) Risk
  Exchange Rate Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk
  Small Company Risk

CCI has sub-advised this Fund since December 15, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	83
www.principal.com

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2500 Growth Index(3)(4)

Morningstar Small Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

84	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.99%	1.86%	1.68%	1.49%	1.37%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	85
www.principal.com

SMALLCAP S&P 600 INDEX FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2008, the market capitalization range of the Index was between approximately $
________
billion and $
________
billion. Market capitalization is defined as total current market value of a company's outstanding common stock. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk • Securities Lending Risk

• Equity Securities Risk • Small Company Risk

• Market Segment (Small Cap) Risk • Underlying Fund Risk

NOTE:	”Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies,
Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by
Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

86	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2) (after taxes on distributions and sale of shares)(2) R-2 Class R-3 Class R-4 Class R-5 Class S&P SmallCap 600 Index(3)(4) Morningstar Small Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares was first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%

[FundNameFooter]		SMALL/MIDCAP US EQUITY FUNDS				87
www.principal.com

*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

88	SMALL/MIDCAP US EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

SMALLCAP VALUE FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Foreign Securities Risk
  Market Segment (Small Cap) Risk
  Small Company Risk
  Equity Securities Risk
  Initial Public Offerings Risk
  Real Estate Securities Risk
  Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
  Value Stock Risk
[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	89
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2000 Value Index(3)(4)

Morningstar Small Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.53	0.45	0.32	0.28	0.26
	Total Annual Fund Operating Expenses	1.63%	1.50%	1.32%	1.13%	1.01%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

90	SMALL/MIDCAP US EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee

0.28 0.20

0.15 0.13 0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	91
www.principal.com

SMALLCAP VALUE FUND I

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks

The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25% of the Fund’s assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000® Value Index. J.P. Morgan continuously screens the small company universe to identify those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Fund sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Fund managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Fund, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Fund has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

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Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Derivatives Risk
  Foreign Securities Risk
  Market Segment (Small Cap) Risk
  Small Company Risk
  Equity Securities Risk
  Initial Public Offerings Risk
  Real Estate Securities Risk
  Underlying Fund Risk
  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
  Value Stock Risk

J.P. Morgan has been the Fund’s Sub-Advisor since December 30, 2002. Mellon Capital was added as an additional Sub- Advisor on August 8, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)
(after taxes on distributions)(2)
(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class
Russell 2000 Value Index(3)(4)
Morningstar Small Value Category Average(4)
(1) The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For			periods prior to the

date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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SMALLCAP VALUE FUND II

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

Objective: Investor Profile:

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Value Fund II’s acquisition of the assets of SmallCap Value Fund III. At the time of the acquisition, Los Angeles Capital Management and Equity Research, Inc. will become an additional sub-advisor to SmallCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Main Strategies and Risks

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of December 31, 2008, the market capitalization of a small cap company was defined by the [10% market capitalization guideline] [1,000th largest U.S. company guideline], which was $
________
billion or below. This dollar amount will change due to market conditions. Market capitalization is defined as total current market value of a company's outstanding common stock.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

  companies earning a positive economic margin with stable-to-improving returns;
  companies valued at a discount to their asset value; and
  companies with an attractive dividend yield and minimal basis risk.

In selecting investments, Vaughan Nelson generally employs the following strategy:

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  value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
  Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
  uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Equity Securities Risk
  Management Risk
  Securities Lending Risk
  Value Stock Risk
  Exchange Rate Risk
  Market Segment (Small Cap and Mid Cap) Risk
  Foreign Securities Risk
  Mid Cap Stock Risk
  Small Company Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor as of October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

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Russell 2000 Value Index(3)(4) Morningstar Small Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SMALL/MIDCAP US EQUITY FUNDS	97
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SMALLCAP VALUE FUND III

Sub-Advisor(s): Objective: Investor Profile:

Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Value Fund II's acquisition of the assets of SmallCap Value Fund III. At the time of the acquisition, Los Angeles Capital Management and Equity Research, Inc. will become an additional sub-advisor to SmallCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Main Strategies and Risks

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2008, this range was between approximately $
________
billion and $
________
billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Equity Securities Risk
  Initial Public Offerings Risk
  Mid Cap Stock Risk
  Value Stock Risk
  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
  Foreign Securities Risk
  Market Segment (Small Cap) Risk
  Small Company Risk

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

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Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Russell 2000 Value Index(3)(4)

Morningstar Small Value Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28
Total Annual Fund Operating Expenses(1)	1.90%	1.77%	1.59%	1.40%	1.28%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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INTERNATIONAL EQUITY FUNDS DIVERSIFIED INTERNATIONAL FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in foreign securities, which are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	•	Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	•	Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	•	Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

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PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

MSCI ACWI Ex-US Index(3)(4)

Morningstar Foreign Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.57	0.49	0.36	0.32	0.30
Total Annual Fund Operating Expenses	1.79%	1.66%	1.48%	1.29%	1.17%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

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INTERNATIONAL EMERGING MARKETS FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in foreign securities, which are:

  companies with their principal place of business or principal office in emerging market countries or companies for which their principal securities trading market is an emerging market country.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Management Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Small Company Risk	• Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

104	INTERNATIONAL EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

MSCI Emerging Markets Free Index-NDTR(3)(4)

Morningstar Diversified Emerging Markets Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.19%	1.19%	1.19%	1.19%	1.19%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.63	0.55	0.42	0.38	0.36
Total Annual Fund Operating Expenses(1)	2.17%	2.04%	1.86%	1.67%	1.55%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]		INTERNATIONAL EQUITY FUNDS				105
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Administrative Service Fee 0.28 0.20 0.15 0.13 0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

106	INTERNATIONAL EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

INTERNATIONAL FUND I Sub-Advisor(s): Objective: Investor Profile:

Pyramis Global Advisors, LLC (“Pyramis”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Sub-Advisor, Pyramis, normally invests the Fund’s assets primarily in foreign securities, which are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Pyramis normally invests the Fund’s assets primarily in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI EAFE (Europe, Australia, Far East) Index - ND (as of December 31, 2008 this range was between approximately $
________
million and $
________
billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Active Trading Risk	•	Derivatives Risk
•	Exchange Rate Risk	•	Foreign Securities Risk
•	Management Risk	•	Market Segment (Large Cap) Risk
•	Underlying Fund Risk	•	Value Stock Risk

Pyramis has been the Fund’s Sub-Advisor since December 29, 2003.

  Equity Securities Risk
  Growth Stock Risk
  Securities Lending Risk
[FundNameFooter]	INTERNATIONAL EQUITY FUNDS	107
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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

The share class shown in the bar chart above has been changed to R-2 Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008

Past 1 Year

Life of Fund

R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

MSCI EAFE (Europe, Australia, Far East) Index - ND(3)(4)

Morningstar Foreign Large Blend Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		1.08%	1.08%	1.08%	1.08%	1.08%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.57	0.49	0.36	0.32	0.30
	Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
* Other Expenses Includes:

108	INTERNATIONAL EQUITY FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	INTERNATIONAL EQUITY FUNDS	109
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INTERNATIONAL GROWTH FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks long-term growth of capital.

The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

  the company’s principal place of business or principal offices outside the U.S.;
  the company’s principal securities trading market is outside the U.S.; and
  the company, regardless of where its securities are traded, that derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to invest in sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Foreign Securities Risk
  Market Segment (Large Cap) Risk
  Small Company Risk
  Equity Securities Risk
  Growth Stock Risk
  Mid Cap Stock Risk
  Underlying Fund Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

  Exchange Rate Risk
  Management Risk
  Securities Lending Risk
110	INTERNATIONAL EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

MSCI World Ex-US Growth Index(3)(4)

Morningstar Foreign Large Growth Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.56	0.48	0.35	0.31	0.29
Total Assets Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%

* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

[FundNameFooter]	INTERNATIONAL EQUITY FUNDS	111
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Administrative Service Fee

0.28 0.20

0.15 0.13 0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

112	INTERNATIONAL EQUITY FUNDS	[FundNameFooter]
[FundPhoneNumber]

REAL ESTATE FUND REAL ESTATE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Real Estate Investors, LLC (“Principal-REI”)

The Fund seeks to generate a total return.

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

  equity REITs, which primarily own property and generate revenue from rental income;
  mortgage REITs, which invest in real estate mortgages; and
  hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Derivatives Risk
  Foreign Securities Risk
  Mid Cap Stock Risk
  Sector Risk
  Underlying Fund Risk
  Equity Securities Risk
  Initial Public Offerings Risk
  Non-Diversification Risk
  Securities Lending Risk
  Exchange Rate Risk
  Management Risk
  Real Estate Securities Risk
  Small Company Risk

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

[FundNameFooter]	REAL ESTATE FUND	113
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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

MSCI US REIT Index(3)(4)

Morningstar Specialty-Real Estate Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.83%	0.83%	0.83%	0.83%	0.83%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses(1)		0.53	0.45	0.32	0.28	0.26
	Total Annual Fund Operating Expenses	1.71%	1.58%	1.40%	1.21%	1.09%
	*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

114	REAL ESTATE FUND				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee

0.28 0.20

0.15

0.13 0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	REAL ESTATE FUND	115
www.principal.com

BALANCED/ASSET ALLOCATION FUNDS PRINCIPAL LIFETIME FUNDS

Principal Funds offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective: The investment objective of each of the Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks

To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

116	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
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Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Principal LifeTime Funds dated 2015 through 2055 have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The Principal LifeTime Strategic Income Fund and Principal LifeTime 2010 Fund have a greater exposure to the following risks (as defined in Appendix A):

•	Derivatives Risk	•	Fixed-Income Securities Risk
•	Portfolio Duration Risk	•	Prepayment Risk
•	U.S. Government Securities Risk	•	U.S. Government Sponsored
Securities Risk

  High Yield Securities Risk
  Real Estate Securities Risk

Each Principal LifeTime Fund is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

[FundNameFooter]	BALANCED/ASSET ALLOCATION FUNDS	117
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Securities Lending Risk (as defined in Appendix A).

As of October 31, 2008, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below. The allocations for the Principal LifeTime 2015, Principal LifeTime 2025, Principal LifeTime 2035, Principal LifeTime 2045, and Principal LifeTime 2055 Funds because they did not commence operations until February 29, 2008 are estimated.

PRINCIPAL LIFETIME FUNDS

											Principal
	Principal Principal Principal			Principal	Principal	Principal	Principal	Principal Principal		Principal	LifeTime
	LifeTime LifeTime LifeTime			LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
Underlying Fund	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income	Total
Fund Name	%	%	%	%	%	%	%	%	%	%	%	%
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
Fund Name
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance

The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

118	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
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PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Principal Investment Strategies

The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime Strategic Income Blended Index(3)(4)(5)

Morningstar Target-Date 2000-2014 Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

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(5)	The weightings for this blended index as of March 31, 2008, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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PRINCIPAL LIFETIME 2010 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime 2010 Blended Index(3)(4)(5)

Morningstar Target-Date 2000-2014 Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

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(5)	The weightings for this blended index as of March 31, 2008, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Barclays Capital Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

122	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

PRINCIPAL LIFETIME 2015 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1*	R-2*	R-3*	R-4*	R-5*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800
Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7000	0.7000	0.7000	0.7000	0.7000
Total Annual Fund Operating Expenses	1.7225%	1.5925%	1.4125%	1.2225%	1.1025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for R-1 Class, 0.9225% for R-2 Class, 0.7425% for R-3 Class, 0.5525% for R-4 Class, and 0.4325% for R-5 Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares 1 3

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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PRINCIPAL LIFETIME 2020 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime 2020 Blended Index(3)(4)(5)

Morningstar Target-Date 2015-2029 Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

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(5)	The weightings for this blended index as of March 31, 2008, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Barclays Capital Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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PRINCIPAL LIFETIME 2025 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1*	R-2*	R-3*	R-4*	R-5*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800
Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7400	0.7400	0.7400	0.7400	0.7400
Total Annual Fund Operating Expenses	1.7625%	1.6325%	1.4525%	1.2625%	1.1425%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for R-1 Class, 0.9225% for R-2 Class, 0.7425% for R-3 Class, 0.5525% for R-4 Class, and 0.4325% for R-5 Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares 1 3

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

126	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

PRINCIPAL LIFETIME 2030 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime 2030 Blended Index(3)(4)(5)

Morningstar Target-Date 2030+ Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(5)	Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Barclays Capital Aggregate Bond Index.

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(6)	During 2003, the R-4 Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

128	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

PRINCIPAL LIFETIME 2035 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1*	R-2*	R-3*	R-4*	R-5*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800
Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7500	0.7500	0.7500	0.7500	0.7500
Total Annual Fund Operating Expenses	1.7725%	1.6425%	1.4625%	1.2725%	1.1525%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for R-1 Class, 0.9225% for R-2 Class, 0.7425% for R-3 Class, 0.5525% for R-4 Class, and 0.4325% for R-5 Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares 1 3

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

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PRINCIPAL LIFETIME 2040 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime 2040 Blended Index(3)(4)(5)

Morningstar Target-Date 2030+ Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

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(5)	Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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PRINCIPAL LIFETIME 2045 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1*	R-2*	R-3*	R-4*	R-5*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5700	0.4900	0.3600	0.3200	0.3000
Total Gross Operating Fees and Expenses	1.0425%	0.9125%	0.7325%	0.5425%	0.4225%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700
Total Annual Fund Operating Expenses	1.8125%	1.6825%	1.5025%	1.3125%	1.1925%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses)

(expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for R-1 Class, 0.9225% for for R-3 Class, 0.5525% for R-4 Class, and 0.4325% for R-5 Class.	R-2 Class, 0.7425%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares 1 3

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

132	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

PRINCIPAL LIFETIME 2050 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(3)(4)

Russell 3000 Index(3)(4)

Principal LifeTime 2050 Blended Index(3)(4)(5)

Morningstar Target-Date 2030+ Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

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(5)	Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Barclays Capital Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

134	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

PRINCIPAL LIFETIME 2055 FUND

Principal Investment Strategies

The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance

As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1*	R-2*	R-3*	R-4*	R-5*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.6700	0.5900	0.4600	0.4200	0.4000
Total Gross Operating Fees and Expenses	1.1425%	1.0125%	0.8325%	0.6425%	0.5225%
Fee Reduction and/or Expense Reimbursement at Principal LifeTime	0.0900	0.0900	0.0900	0.0900	0.0900
Fund Level*
Net Expenses	1.0525	0.9225	0.7425	0.5525	0.4325
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700
Total Annual Fund Operating Expenses	1.8225%	1.6925%	1.5125%	1.3225%	1.2025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for the R-1 Class, 0.9225% for the R-2 Class, 0.7425% for the R-3 Class, 0.5525% for the R-4 Class, and 0.4325% for the R-5 Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares 1 3

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

Fees and Expenses of the Principal LifeTime Funds

The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the R-2, R-3, R-1, R-5 and R-4 Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2008. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2008.

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Estimated Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-2 Class Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)	Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
Other Expenses*	0.4500	0.4500	0.4500	0.4500	0.4600	0.4600
Total Gross Operating Fees and Expenses	0.8725%	0.8725%	0.8725%	0.8725%	0.8825%(1)	0.8825%(1)
Acquired Fund (Underlying Fund) Operating	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500
Expenses
Total Annual Fund Operating Expenses	1.5225%	1.5725%	1.6025%	1.6225%	1.6425%	1.4325%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Administrative Service Fee	0.20	0.20	0.20	0.20	0.20	0.20

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

R-3 Class Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)	Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
Other Expenses*	0.3200	0.3200	0.3200	0.3200	0.3300	0.3300
Total Gross Operating Fees and Expenses	0.6925%	0.6925%	0.6925%	0.6925%	0.7025%(1)	0.7025%(1)
Acquired Fund (Underlying Fund) Operating	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500
Expenses
Total Annual Fund Operating Expenses	1.3425%	1.3925%	1.4225%	1.4425%	1.4625%	1.2525%
* Other Expenses Includes:
Service Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Administrative Service Fee	0.15	0.15	0.15	0.15	0.15	0.15

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

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R-1 Class Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)	Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3500	0.3500	0.3500	0.3500	0.3500
Other Expenses*	0.5300	0.5300	0.5300	0.5300	0.5400	0.5400
Total Gross Operating Fees and Expenses	1.0025%	1.0025%	1.0025%	1.0025%	1.0125%(1)	1.0125%(1)
Acquired Fund (Underlying Fund) Operating	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500
Expenses
Total Annual Fund Operating Expenses	1.6525%	1.7025%	1.7325%	1.7525%	1.7725%	1.5625%
* Other Expenses Includes:
Service Fee	0.25%	0.25	0.25	0.25	0.25	0.25
Administrative Service Fee	0.28	0.28	0.28	0.28	0.28	0.28

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

R-5 Class Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)	Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000
Other Expenses*	0.2600	0.2600	0.2600	0.2600	0.2700	0.2700
Total Gross Operating Fees and Expenses	0.3825%	0.3825%	0.3825%	0.3825%	0.3925%(1)	0.3925%(1)
Acquired Fund (Underlying Fund) Operating	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500
Expenses
Total Annual Fund Operating Expenses	1.0325%	1.0825%	1.1125%	1.1325%	1.1525%	0.9425%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Administrative Service Fee	0.11	0.11	0.11	0.11	0.11	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

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R-4 Class Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)	Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.1000	0.1000	0.1000	0.1000	0.1000	0.1000
Other Expenses*	0.2800	0.2800	0.2800	0.2800	0.2900	0.2900
Total Gross Operating Fees and Expenses	0.5025%	0.5025%	0.5025%	0.5025%	0.5125%(1)	0.5125%(1)
Acquired Fund (Underlying Fund) Operating	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500
Expenses
Total Annual Fund Operating Expenses	1.1525%	1.2025%	1.2325%	1.2525%	1.2725%	1.0625%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Administrative Service Fee	0.13	0.13	0.13	0.13	0.13	0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

R-2 Class Shares

Number of years you own your shares

1 3

5 10

Principal LifeTime 2010 Fund Principal LifeTime 2020 Fund Principal LifeTime 2030 Fund Principal LifeTime 2040 Fund Principal LifeTime 2050 Fund Principal LifeTime Strategic Income Fund

R-3 Class Shares

Number of years you own your shares

1 3

5 10

Principal LifeTime 2010 Fund Principal LifeTime 2020 Fund Principal LifeTime 2030 Fund Principal LifeTime 2040 Fund Principal LifeTime 2050 Fund Principal LifeTime Strategic Income Fund

R-1 Class Shares

Number of years you own your shares

1 3

5 10

Principal LifeTime 2010 Fund Principal LifeTime 2020 Fund Principal LifeTime 2030 Fund Principal LifeTime 2040 Fund Principal LifeTime 2050 Fund Principal LifeTime Strategic Income Fund

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R-5 Class Shares

Number of years you own your shares
1	3	5	10

Principal LifeTime 2010 Fund Principal LifeTime 2020 Fund Principal LifeTime 2030 Fund Principal LifeTime 2040 Fund Principal LifeTime 2050 Fund Principal LifeTime Strategic Income Fund

R-4 Class Shares

Number of years you own your shares
1	3	5	10

Principal LifeTime 2010 Fund Principal LifeTime 2020 Fund Principal LifeTime 2030 Fund Principal LifeTime 2040 Fund Principal LifeTime 2050 Fund Principal LifeTime Strategic Income Fund

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STRATEGIC ASSET MANAGEMENT (“SAM”) PORTFOLIOS

Principal Funds provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The SAM Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds (as identified in the Table of Contents) and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Funds, Inc., at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Funds, Inc. The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios

In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

  short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
  commercial paper, including master notes;
  bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
  repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence

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Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks

There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The SAM Balanced, Conservative Growth, and Strategic Growth Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Value Stock Risk

The SAM Flexible Income and Conservative Balanced Portfolios have a greater exposure to the following risks (as defined in Appendix A):

  Derivatives Risk
  Portfolio Duration Risk
  U.S. Government Sponsored Securities Risk
  Fixed-Income Securities Risk
  Prepayment Risk
  High Yield Securities Risk
  U.S. Government Securities Risk

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks (as defined in Appendix A) associated with such investments including:

• Derivatives Risk

• Fixed-Income Securities Risk

• U.S. Government Securities Risk

Each Portfolio is also subject to the following risks:

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated

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companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2008, the Portfolios’ assets were allocated among the Underlying Funds as follows:

	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund
Underlying Fund

Total 100.00%

100.00%

100.00%

100.00%

100.00%

Historical Performance

A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

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FLEXIBLE INCOME PORTFOLIO

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents generally invests no more than 30% of its net assets in equity funds may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)

S&P 500 Index(3)

20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index(3)
Morningstar Conservative Allocation Category Average

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance

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of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

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CONSERVATIVE BALANCED PORTFOLIO

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past5 Years	Past 10 Years
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)

S&P 500 Index(3)

40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index(3)
Morningstar Conservative Allocation Category Average

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The

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adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

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BALANCED PORTFOLIO

Objective. The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed- income funds and cash equivalents may invest up to 30% of its assets in any single equity fund may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)

S&P 500 Index(3)

60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index(3)
Morningstar Moderate Allocation Category Average

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The

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adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

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CONSERVATIVE GROWTH PORTFOLIO

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 60% of its net assets in equity funds may invest up to 40% of its assets in any single equity fund may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)

S&P 500 Index(3)

80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index(3)
Morningstar Moderate Allocation Category Average

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

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(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

150	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

STRATEGIC GROWTH PORTFOLIO

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 75% of its net assets in equity funds may invest up to 50% of its assets in any single equity fund may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above: Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)

S&P 500 Index(3)

Russell 3000 Index(3)
Morningstar Large Blend Category Average

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(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Fees and Expenses of the Portfolios

The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the R-2, R-3, R-1, R-5 and R-4 Class shares of the Strategic Asset Management Portfolios during the fiscal year ended October 31, 2008. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Strategic Asset Management Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2008.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-2 Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.30	0.30	0.30	0.30	0.30
Other Expenses	0.45	0.45	0.45	0.45	0.45
Total Gross Operating Fees and Expenses	1.06%	1.06%	1.06%	1.06%	1.06%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65
Total Annual Fund Operating Expenses	1.59%	1.63%	1.66%	1.69%	1.71%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-3 Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.32	0.32	0.32	0.32	0.32
Total Gross Operating Fees and Expenses	0.88%	0.88%	0.88%	0.88%	0.88%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65
Total Annual Fund Operating Expenses	1.41%	1.45%	1.48%	1.51%	1.53%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-1 Class Shares
		Flexible	Conservative		Conservative	Strategic
		Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007		Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees		0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees		0.35	0.35	0.35	0.35	0.35
Other Expenses		0.53	0.53	0.53	0.53	0.53
	Total Gross Operating Fees and Expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Acquired Fund (Underlying Fund) Operating Expenses		0.53	0.57	0.60	0.63	0.65
	Total Annual Fund Operating Expenses	1.72%	1.76%	1.79%	1.82%	1.84%

152	BALANCED/ASSET ALLOCATION FUNDS				[FundNameFooter]
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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-5 Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Total Gross Operating Fees and Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Acquired Fund (Underlying Fund)	0.53%	0.57%	0.60%	0.63%	0.65%
Operating Expenses
Total Annual Fund Operating Expenses	1.10%	1.14%	1.17%	1.20%	1.22%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

R-4 Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Total Gross Operating Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%
Total Annual Fund Operating Expenses	1.22%	1.26%	1.29%	1.32%	1.34%

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

R-2 Class Shares

Number of years you own your shares

1 3

5 10

Flexible Income Portfolio Conservative Balanced Portfolio Balanced Portfolio Conservative Growth Portfolio Strategic Growth Portfolio

R-3 Class Shares

Number of years you own your shares

1 3

5 10

Flexible Income Portfolio Conservative Balanced Portfolio Balanced Portfolio Conservative Growth Portfolio Strategic Growth Portfolio

R-1 Class Shares

Number of years you own your shares

1 3

5 10

Flexible Income Portfolio Conservative Balanced Portfolio Balanced Portfolio Conservative Growth Portfolio Strategic Growth Portfolio

R-5 Class Shares

Number of years you own your shares

1 3

5 10

Flexible Income Portfolio Conservative Balanced Portfolio Balanced Portfolio Conservative Growth Portfolio Strategic Growth Portfolio

R-4 Class Shares

Number of years you own your shares

1 3

5 10

Flexible Income Portfolio Conservative Balanced Portfolio Balanced Portfolio Conservative Growth Portfolio Strategic Growth Portfolio

154	BALANCED/ASSET ALLOCATION FUNDS	[FundNameFooter]
[FundPhoneNumber]

SHORT-TERM FIXED INCOME FUNDS

MONEY MARKET FUND Sub-Advisor(s): Objective:	Principal Global Investors, LLC (“PGI”) The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.
Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

  to take advantage of market variations;
  to generate cash to cover sales of Fund shares by its shareholders; or
  upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;

securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;

bank obligations including:

certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,

bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;

repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and

taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

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As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guarantees Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Fund “breaks the buck” (the date the Fund’s net asset value falls below $0.995, is not immediately restored, and the Fund liquidates), whichever is less. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors of Principal Funds, Inc. would need to approve the Fund’s continued participation in the Program. Further information about the Program is available at www.ustreas.gov.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Eurodollar and Yankee Obligations	•	Fixed-Income Securities Risk
	Risk	•	Management Risk
•	U.S. Government Securities Risk	•	U.S. Government Sponsored
Securities Risk

  Investment Company Securities Risk
  Municipal Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008		Past 1 Year	Past 5 Years	Life of Fund
R-1 Class
R-2 Class
R-3 Class
R-4 Class
R-5 Class
Barclays Capital U.S. Treasury Bellwethers 3 Month Index(2)(3)

156	SHORT-TERM FIXED INCOME FUNDS			[FundNameFooter]
[FundPhoneNumber]

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

(3)	Lifetime results are measured from the date these share classes were first sold (December 6, 2000). Call Principal Funds at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses	1.27%	1.14%	0.96%	0.77%	0.65%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

158	SHORT-TERM FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

SHORT-TERM BOND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (commonly known as “junk bonds” or “high yield securities”) and lend its portfolio securities to brokers, dealers and other financial institutions. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2008, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.12% in securities rated Aaa 5.29% in securities rated Aa 7.30% in securities rated A

17.55% in securities rated Baa 3.59% in securities rated Ba 2.11% in securities rated B

0.03% in securities rated Caa 0.00% in securities rated Ca 0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Eurodollar and Yankee Obligations	•	Exchange Rate Risk
• Fixed-Income Securities Risk	Risk	•	Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	•	Municipal Securities Risk
• Prepayment Risk	• Portfolio Duration Risk	•	Real Estate Securities Risk
• Securities Lending Risk	• U.S. Government Securities Risk	•	U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above:			Q3 ’01	3.68%
Lowest return for a quarter during the period of the bar chart above:			Q2 ’04	-1.77%
Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital MF (1-3) US Government Credit Index(3)(4)

Morningstar Short-Term Bond Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

160	SHORT-TERM FIXED INCOME FUNDS	[FundNameFooter]
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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SHORT-TERM FIXED INCOME FUNDS	161
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ULTRA SHORT BOND FUND

(CLOSED TO NEW INVESTORS AS OF CLOSE OF BUSINESS DECEMBER 31, 2008)

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”)

The Fund seeks to provide current income while seeking capital preservation. The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Effective the close of business on December 31, 2008, the Ultra Short Bond Fund (the "Fund") will close to new investors. Those who are fund shareholders on December 31, 2008 may, however, continue to purchase shares in fund accounts in existence at that time. Effective January 1, 2009, the Management Fee for the Fund will be reduced to 0.38% . Effective January 1, 2009, the 12b-1 fee will be removed from share classes that have such a charge.

Main Strategies and Risks

The Fund invests primarily in high quality, short-term fixed-income securities. Over the next 12 months (the "transition period"), the Fund will gradually increase its purchase of high quality, short-term money market instruments which Principal Global Investors, LLC ("PGI") believes present minimal credit risks with the goal of establishing a portfolio that resembles that of a money market fund. Such securities will be "eligible securities" as defined in the Securities and Exchange Commission Rule 2a-7 promulgated under the Investment Company Act of 1940. These eligible securities will be primarily made up of the following types of securities:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;

securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;

bank obligations including:

certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,

bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund have 397 days or less remaining to maturity;

repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and

taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

At the end of the transition period, management intends to recommend to the board of directors that the Fund be combined with the Principal Funds, Inc. Money Market Fund.

Throughout the transition period, the Fund will maintain a dollar-weighted effective maturity of up to 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Such securities include:

  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.
162	SHORT-TERM FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

Throughout the transition period, the Fund continues to invest in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

Throughout the transition period, the Fund may continue to hold below-investment grade fixed-income securities ("junk bonds"). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities and are rated Ba or lower by Moody's or BB or lower by S&P. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 2007, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

53.17% in securities rated Aaa 7.89% in securities rated Aa 17.10% in securities rated A

14.21% in securities rated Baa 4.47% in securities rated Ba 3.09% in securities rated B

0.02% in securities rated Caa 0.03% in securities rated Ca 0.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Eurodollar and Yankee Obligations
• Fixed-Income Securities Risk	• High Yield Securities Risk	Risk
• Management Risk	• Municipal Securities Risk	• Portfolio Duration Risk
• Prepayment Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

[FundNameFooter]	SHORT-TERM FIXED INCOME FUNDS	163
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Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)
(after taxes on distributions)(2)
(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

6-Month LIBOR Index(3)(4) Morningstar Ultrashort Bond Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 15, 2001. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional share class was first sold (June 15, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

164	SHORT-TERM FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	SHORT-TERM FIXED INCOME FUNDS	165
www.principal.com

FIXED INCOME FUNDS BOND & MORTGAGE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  mortgage-backed securities representing an interest in a pool of mortgage loans;
  debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
  securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

  common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
  securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65.64% in securities rated Aaa	13.10% in securities rated Baa	0.22% in securities rated Caa
4.50% in securities rated Aa	4.40% in securities rated Ba	0.07% in securities rated Ca
7.94% in securities rated A	4.12% in securities rated B	0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Fixed-Income Securities Risk
  High Yield Securities Risk
  Portfolio Duration Risk
  Securities Lending Risk
  166 FIXED INCOME FUNDS
  Derivatives Risk
  Foreign Securities Risk
  Management Risk
  Prepayment Risk
  Underlying Fund Risk
  Eurodollar and Yankee Obligations Risk
  Municipal Securities Risk
  Real Estate Securities Risk
  U.S. Government Securities Risk

[FundNameFooter] [FundPhoneNumber]

  U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

Morningstar Intermediate-Term Bond Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%

[FundNameFooter]			FIXED INCOME FUNDS			167
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12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26
Total Annual Fund Operating Expenses	1.40%	1.27%	1.09%	0.90%	0.78%
*Other Expenses which include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

168	FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

CORE PLUS BOND FUND I

Sub-Advisor(s): Objective:	Pacific Investment Management Company LLC ("PIMCO") The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of June 30, 2008 was 4.70 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated Ba or lower by Moody's, or BB or lower by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments of issuers that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Exchange Rate Risk	• Fixed-Income Securities Risk	• Foreign Securities Risk
• High Yield Securities Risk	• Management Risk	• Portfolio Duration Risk
• Prepayment Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Short Sale Risk	• Underlying Fund Risk	• U.S. Government Securities Risk
• U.S. Sponsored Government
Securities Risk

PIMCO has been the Fund's Sub-Advisor since its inception.

The Fund is actively managed against the Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

[FundNameFooter]	FIXED INCOME FUNDS	169
www.principal.com

Because the Fund’s inception date is September 30, 2008, historical performance information is not available.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
Estimated For The Period Ended October 31, 2008	Class(1)	Class(1)	Class(1)	Class(1)	Class(1)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
12b-1 Fees	0.35	0.30	0.25	0.10	0.00
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses	1.49%	1.36%	1.18%	0.99%	0.87%

*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to R-1, R-2, R-3, R-4, and R-5 shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.53% for R-1, 1.40% for R-2, 1.22% for R-3, 1.03% for R-4, and 0.91% for R-5 shares, respectively.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares

	1	3
R-1 Class	$152	$471
R-2 Class	138	431
R-3 Class	120	375
R-4 Class	101	315
R-5 Class	89	278

170	FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

GOVERNMENT & HIGH QUALITY BOND FUND AWAY PRIOR TO 3/1/09.**

** IT IS ANTICIPATED THAT THIS FUND WILL BE MERGED

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Management Risk
  Securities Lending Risk
•	Derivatives Risk	•	Fixed-Income Securities Risk
•	Portfolio Duration Risk	•	Prepayment Risk
•	U.S. Government Securities Risk	•	U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

[FundNameFooter]	FIXED INCOME FUNDS	171
www.principal.com

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)
(after taxes on distributions)(2)
(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Government/Mortgage Index(3)(4) Morningstar Intermediate Government Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

172	FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Global Investors, LLC (“PGI”) The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  mortgage-backed securities representing an interest in a pool of mortgage loans;
  debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
  securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

  common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
  securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Fixed-Income Securities Risk
  Management Risk
  Prepayment Risk
  U.S. Government Securities Risk
  Derivatives Risk
  Foreign Securities Risk
  Municipal Securities Risk
  Real Estate Securities Risk
  U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

  Eurodollar and Yankee Obligations Risk
  Portfolio Duration Risk
  Securities Lending Risk
[FundNameFooter]	FIXED INCOME FUNDS	173
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital Aggregate Bond Index(3)(4)

Morningstar Intermediate-Term Bond Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the R-3 Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

		R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007		Class	Class	Class	Class	Class
Management Fees		0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees		0.35	0.30	0.25	0.10	N/A
Other Expenses*		0.55	0.47	0.34	0.30	0.28
	Total Annual Fund Operating Expenses(1)	1.30%	1.17%	0.99%	0.80%	0.68%
*Other Expenses Includes:
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%

174	FIXED INCOME FUNDS				[FundNameFooter]
					[FundPhoneNumber]

Administrative Service Fee

0.28 0.20

0.15

0.13 0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

[FundNameFooter]	FIXED INCOME FUNDS	175
www.principal.com

INFLATION PROTECTION FUND

Sub-Advisor(s): Objective: Investor Profile:

BlackRock Financial Management, Inc. ("BlackRock")

The Fund seeks to provide current income and real (after inflation) total returns. The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks

The fund normally invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index.

The fund may invest up to 15% of it assets in non-investment grade bonds (high yield or junk bonds) (rated BB or lower by S&P or Ba or lower by Moody’s) or securities of emerging market issuers. The fund may also invest up to 25% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by BlackRock to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in BlackRock's opinion, the risk of continuing to hold the security is unacceptable when compared to its real return potential. BlackRock may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

During the fiscal year ended October 31, 2007, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

	73.43% in securities rated Aaa	10.57% in securities rated Baa	0.01% in securities rated Caa
	4.80% in securities rated Aa	3.33% in securities rated Ba	0.00% in securities rated Ca
	5.94% in securities rated A	1.90% in securities rated B	0.02% in securities rated C

176	FIXED INCOME FUNDS		[FundNameFooter]
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Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Fixed-Income Securities Risk
  Management Risk
  Securities Lending Risk
  U.S. Government Sponsored Securities Risk
  Derivatives Risk
  Foreign Securities Risk
  Portfolio Duration Risk
  Underlying Fund Risk
  Exchange Rate Risk
  High Yield Securities Risk
  Prepayment Risk
  U.S. Government Securities Risk

Black Rock has been the Fund’s Sub-Advisor since December 31, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class

Barclays Capital US Treasury TIPS Index(3)(4)

Morningstar Inflation Protected Category Average(4)

(1)	The classes began operations on December 29, 2004.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

[FundNameFooter]	FIXED INCOME FUNDS	177
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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

178	FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

MORTGAGE SECURITIES FUND

Sub-Advisor(s): Objective:	Edge Asset Management, Inc. (“Edge”) The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Derivatives Risk
  Portfolio Duration Risk
  Sector Risk
  U.S. Government Securities Risk
  Fixed-Income Securities Risk
  Prepayment Risk
  Securities Lending Risk
  U.S. Government Sponsored Securities Risk
  Management Risk
  Real Estate Securities Risk
  Underlying Fund Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[FundNameFooter]	FIXED INCOME FUNDS	179
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Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.06%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.29%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
R-1	5.51	3.13	4.71
R-2	5.65	3.27	4.83
R-3	5.84	3.45	4.99
R-4	5.90	3.50	5.02
R-5	5.90	3.50	5.02
Citigroup Mortgage Index(2)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	R-1, R-2, R-3, R-4 and R-5 shares were first sold on December 15, 2008. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Class A shares. The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007.

On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

180	FIXED INCOME FUNDS	[FundNameFooter]
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Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	R-1	R-2	R-3	R-4	R-5
Estimated for the year ended October 31, 2009	Class	Class	Class	Class	Class
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
12b-1 Fees	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses*	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.38%	1.25%	1.07%	0.88%	0.76%
Expense Reimbursement(1)	0.09%	0.09%	0.09%	0.09%	0.09%
Net Expenses	1.29%	1.16%	0.98%	0.79%	0.67%

*Other Expenses Includes
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28%	0.20%	0.15%	0.13%	0.11%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to R-1, R-2, R-3, R-4, and R-5 shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.29%, 1.16%, 0.98%, 0.79%, 0.67% for R-1, R-2, R-3, R-4, and R-5 shares, respectively.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
R-1 Class	$131	$427
R-2 Class	118	386
R-3 Class	100	330
R-4 Class	81	270
R-5 Class	68	232

[FundNameFooter]	FIXED INCOME FUNDS	181
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PREFERRED SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Spectrum Asset Management, Inc. (“Spectrum”)

The Fund seeks to provide current income.

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

  Active Trading Risk
  Eurodollar and Yankee Obligations Risk
  Portfolio Duration Risk
  Securities Lending Risk
  U.S. Government Sponsored Securi- ties Risk
  Derivatives Risk
  Fixed-Income Securities Risk
  Management Risk
  Real Estate Securities Risk
  Underlying Fund Risk

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

  Equity Securities Risk
  Foreign Securities Risk
  Non-Diversification Risk
  Sector Risk
  U.S. Government Securities Risk
182	FIXED INCOME FUNDS	[FundNameFooter]
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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (R-2 Shares)

The share class shown in the bar chart above has been changed to R-2 Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above: Lowest return for a quarter during the period of the bar chart above:

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)

(after taxes on distributions)(2)

(after taxes on distributions and sale of shares)(2)
R-2 Class
R-3 Class
R-4 Class
R-5 Class
65% Merrill Lynch Fixed Rate Preferred Securities Index /
35% Barclays Capital U.S. Tier I Capital Securities Index(3)(4)(5)

Barclays Capital U.S. Tier I Capital Securities Index(3)(4)

Merrill Lynch Fixed Rate Preferred Securities Index(3)(4)

Merrill Lynch Hybrid Preferred Securities Index(3)(4)

Morningstar Intermediate-Term Bond Category Average(4)

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).

(5)	The Manager and portfolio managers believe this index is a better representation of the universe of investment choices open to the Fund under its investment philosophy. The former index, Merrill Lynch Hybrid Preferred Securities Index, is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

[FundNameFooter]	FIXED INCOME FUNDS	183
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	R-1	R-2	R-3	R-4	R-5
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27
Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares

1 3

5 10

R-1 Class R-2 Class R-3 Class R-4 Class R-5 Class

184	FIXED INCOME FUNDS	[FundNameFooter]
[FundPhoneNumber]

THE COSTS OF INVESTING

Fees and Expenses of the Funds

The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions.

Ongoing Fees

Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

  Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
  Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the R-2, R-1, R-3, and R-4 classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
  Service Fee — Principal has entered into a Service Agreement with the Fund under which Principal performs personal services for shareholders.
  Administrative Services Fee — Principal has entered into an Administrative Services Agreement with Principal Funds under which Principal provides shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.
  Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Rule 12b-1 Fees

Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and R-4 shares of Principal Funds. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

		Maximum Annualized
	Share Class	Rule 12b-1 Fee
	R-1 (except Ultra Short Bond Fund)	0.35%
	R-2 (except Ultra Short Bond Fund)	0.30%
	R-3 (except Ultra Short Bond Fund)	0.25%
	R-4 (except Ultra Short Bond Fund)	0.10%

[FundNameFooter]		THE COSTS OF INVESTING	185
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The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. In addition to shareholder services, examples of such distribution related expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund.

Additional Payments to Intermediaries

In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans, the transfer agent or one of its affiliates may enter into agreements with intermediaries pursuant to which the intermediary will be paid for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. Such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus. Such compensation is generally based on the average asset value of fund shares for the relevant share class held by clients of the intermediary. Principal Life Insurance Company is one such intermediary that provides services to retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans.

In addition, Principal or its affiliates may pay compensation, from their own resources, to certain intermediaries that support the distribution or sale of shares of the Fund or provide services to Fund shareholders.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a "preferred list." The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Expense Reimbursement

Additionally, the Distributor will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries' employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

Additional Information

Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more compensation for one share class versus another, then they may have an incentive to recommend that share class.

As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than: Rule 12b-1 fees; and Expense Reimbursement) include, but are not limited to, the following:

186	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	[FundNameFooter]
[FundPhoneNumber]

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digitial Retirement Solutions	RBC Capital Markets
Edward Jones	RBC Dain Rauscher
ePlan Services	Reliance Trust Company
Expert Plan	Robert W. Baird & Co.
Farmers Financial	Royal Alliance Associates
Fidelity Brokerage Services	Saxony Securities
Financial Network Investment Corp	Scottrade
First Allied Securities	Securian Financial Services
First American Bank	Securities America
First Clearing	SII Investments
Foothill Securities	Southwest Securities
FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners	U.S. Wealth Advisors
Investacorp	UBS Financial Services
J.W. Cole Financial	Unison
James T. Borello & Co.	VSR Financial Services
Janney Montgomery Scott	Wachovia
JP Morgan	WaMu Investments
July Business Services	Waterstone Financial Group
Key Investments	Wedbush Morgan Securities
Lincoln Financial	Wells Fargo
Lincoln Investment Planning	Willmington Trust Company

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LPL	Workman Securities
Mercer HR Services	WRP Investments

To obtain a current list of such firms, call 1-800-547-7754.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

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Repurchase Agreements and Loaned Securities

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)

Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts

The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

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Warrants

Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

The Bond & Mortgage Securities and Core Plus Bond I Funds may invest in debt securities rated BB or lower by S&P or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery. The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts

The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

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Initial Public Offerings (“IPOs”)

Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
  the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)

These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally

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reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity, and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country

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may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Core Plus Bond I, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Blend I, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value I, LargeCap Value II, LargeCap Value III, Money Market, Preferred Securities, Real Estate Securities, Short-Term Bond and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign companies without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by

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their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds

The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover

“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) which may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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MANAGEMENT OF THE FUNDS

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio managers appointed by PGI for each Principal LifeTime Fund are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, Blake, Dunbar, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation.

Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

Cash Management Program

Each fund has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, funds receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the funds' portfolios, in money market investments and in stock index futures contracts based on the Fund's market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds. Principal has implemented a cash management program for the following Funds: LargeCap Growth II, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value II, SmallCap Growth II, SmallCap Value I, and SmallCap Value III.

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The Sub-Advisors

Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets between the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times, existing Fund assets may be reallocated among Sub-Advisors.

Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor: AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the LargeCap Value Fund III’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Marilyn Fedak and John Mahedy.

Day-to-day
Fund	Fund Management
LargeCap Value III	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.
SmallCap Growth I	Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior

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Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University, Location: New York.

Sub-Advisor: American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management
LargeCap Growth II	Prescott LeGard Gregory Woodhams
LargeCap Value II	Brendan Healy Charles A. Ritter

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201

The day-to-day portfolio management is shared by two or more portfolio managers. The Portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
MidCap Value III	James P. Barrow Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with

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Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal.

Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

Sub-Advisor: BlackRock Financial Management, Inc. ("BlackRock") is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BlackRock and Brian Weinstein, Managing Director of BlackRock. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to the other.

Day-to-day
Fund	Fund Management

Inflation Protection	Stuart Spodek Brian Weinstein

Stuart Spodek. Mr. Spodek is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock's Portfolio Management Group and became a portfolio manager in 1995. Mr. Spodek earned a BS degree in engineering from Princeton University in 1993.

Brian Weinstein. Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000. Mr. Weinstein earned a BA degree in history from the University of Pennsylvania in 2000.

Sub-Advisor: Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

	Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza

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Day-to-day
Fund	Fund Management

MidCap Growth	Clifford G. Fox Michael Iacono
SmallCap Growth III	Clifford G. Fox

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor: Dimensional Fund Advisors LP (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

Dimensional uses a team approach in managing the SmallCap Value Fund II. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has seven members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark and Robert T. Deere are primarily responsible for coordinating the day-to-day management of the Fund.

Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Robert T. Deere. Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

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Sub-Advisor: Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Mortgage Securities SAM Balanced Portfolio	Craig V. Sosey Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1, 2000. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor: Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

	Day-to-day
Fund	Fund Management

SmallCap Growth II	Joseph W. Garner
	Kenneth G. Mertz II
	Stacey L. Sears

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Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor: Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management
SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

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Day-to-day
Fund	Fund Management
LargeCap Blend I	Andrew Alford Mark Carhart Robert C. Jones
MidCap Value I	Dolores Bamford Andrew Braun Scott Carroll Sean Gallagher Eileen Rominger

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Dolores Bamford, CFA. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. Ms. Bamford joined as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun. Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Scott Carroll, CFA. Mr. Carroll is a Managing Director and Portfolio Manager at GSAM. Mr. Carroll joined as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had a portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Sean Gallagher. Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Eileen Rominger. Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Sub-Advisor: J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company.

J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

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The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
SmallCap Value I	Christopher T. Blum Dennis S. Ruhl

Christopher T. Blum, CFA. Managing Director of J.P. Morgan. Mr. Blum is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Growth II	Bruce Jacobs Ken Levy
MidCap Value II	Bruce Jacobs Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
MidCap Value I	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens
SmallCap Value III	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation. Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West

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57(th) Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
MidCap Growth II	Robert J. Centrella Edmund C. Spelman

Robert J. Centrella, CFA. Mr. Centrella is a Managing Director Portfolio Manager/Research Analyst Equity Division and joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He has earned the right to use the Chartered Financial Analyst designation.

Edmund C. Spelman. Mr. Spelman Senior Managing Director and Head of the Growth Equity Division; he leads the Partners MidCap Growth Fund II investment team. Mr. Spelman has worked for MacKay Shields since 1991. Mr. Spelman earned a BA and an MS from the University of Pennsylvania.

Sub-Advisor: Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Growth III	Adam T. Logan John O’Toole
SmallCap Value I	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala is a Senior Vice President and principal of Mellon Capital and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Capital. Before joining Mellon Capital in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate

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School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Pacific Investment Management Company LLC (“PIMCO”) was organized in 1971 and provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660.

Day-to-day
Fund	Fund Management

Core Plus Bond Fund I	William H. Gross

William H. Gross. Mr. Gross is the Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. He has managed investment portfolios for over thirty years. Mr. Gross has served as a portfolio manager for the Core Plus Bond Fund I since 2008.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong
Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen
Juliet Cohn
Chris Ibach
Government & High Quality Bond	Bryan C. Davis
Brad Fredericks
High Quality Intermediate-Term Bond	William C. Armstrong
Timothy R. Warrick
International Emerging Markets	Michael Ade
Mihail Dobrinov
Michael L. Reynal
International Growth	Steve Larson
John Pihlblad

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Day-to-day
	Fund	Fund Management

	LargeCap S&P 500 Index	Dirk Laschanzky
Scott W. Smith
	LargeCap Value	Arild Holm
John Pihlblad
	MidCap Blend	K. William Nolin
	MidCap S&P 400 Index	Dirk Laschanzky
Scott W. Smith
	MidCap Value III	Stephen Musser
Jeffrey A. Schwarte
	Money Market	Tracy Reeg
Alice Robertson
	Principal LifeTime 2010	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2015	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2020	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2025	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2030	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2035	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2040	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2045	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2050	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime 2055	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Principal LifeTime Strategic Income	David M. Blake
Tim Dunbar
Dirk Laschanzky
	Short-Term Bond	Craig Dawson
Doug Earney

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Day-to-day
Fund	Fund Management
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth SmallCap S&P 600 Index	Mariateresa Monaco Dirk Laschanzky Scott W. Smith
SmallCap Value Ultra Short Bond	Thomas Morabito Craig Dawson Doug Earney

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen's Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor's degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives.

Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He can became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis earned a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

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Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm's equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor's degree from Iowa State University.

Doug Earney, CFA. Mr. Earney is a portfolio manager with Principal Global Investors, LLC. His current responsibilities include managing multi-sector portfolios including long duration, stable value, and third-party insurance company mandates. Mr. Earney's prior responsibilities have included asset allocation, risk management, and investment strategy development for multi-asset class portfolios. He joined the firm in 2000 and has served as a portfolio manager for the Short-Term Bond Fund and Ultra Short Bond Fund since 2008. He earned a bachelor's degree in mechanical engineering from Iowa State University and an MBA in finance and accounting from the University of Chicago. Mr. Earney has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University.

Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

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Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

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Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at PGI. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management
Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the real estate investment trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal Global Investors. He has been with the real estate investment area of the firm since 1987. He has served as a portfolio manager for the global real estate securities portion of the Global Diversified Income Fund since 2008. He earned a Bachelor’s degree in Finance and an MBA in Business Administration from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Pyramis Global Advisors, LLC (“Pyramis”) is a Sub-Advisor. Pyramis’s address is 900 Salem Street, Smithfield, RI 02917.

Day-to-day
	Fund	Fund Management

	International I	Cesar Hernandez

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Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Sub-Advisor: Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor: T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 70 years of investment management experience.

T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management
LargeCap Blend II	Anna M. Dopkin Ann M. Holcomb
LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund.

Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of U.S. Equity Research North America, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

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Ann M. Holcomb, CFA. Ms. Holcomb is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. She is also a portfolio manager and quantitative analyst in the Quantitative Equity Group. Ms. Holcomb is a vice president and Investment Advisory Committee member of the Capital Opportunity Fund. She joined the firm in 1996, and prior to her current position she was an investment data analyst and database programmer in the Quantitative Equity Group. Ms. Holcomb earned a B.A. in mathematics from Goucher College and an M.S. in finance from Loyola College. She has also earned the Chartered Financial Analyst designation.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Sub-Advisor: Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Growth III	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS

AG.

Thomas Cole, Thomas Digenan, Scott Hazen, and John Leonard are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the LargeCap Value Fund I. Mr. Cole as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies.

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Mr. Digenan, Mr. Hazen, and Mr. Leonard work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met.

The day-to-day portfolio management for the SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
LargeCap Value I	Thomas M. Cole Thomas J. Digenan Scott C. Hazen John C. Leonard
SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

Thomas M. Cole, CFA. Mr. Cole is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the Fund since 2001. He has earned the right to use the Chartered Financial Analyst designation.

Thomas J. Digenan, CFA, CPA. Mr. Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001, and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. He has been a portfolio manager of the Fund since 2001. He has earned the right to use the Chartered Financial Analyst designation.

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Scott C. Hazen, CFA. Mr. Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004, and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. He has been a portfolio manager of the Fund since 2004. He has earned the right to use the Chartered Financial Analyst designation.

John C. Leonard, CFA. Mr. Leonard is Global Head of Equities and a Member of the UBS Group Managing Board. He has been an investment professional with UBS Global Asset Management since 1991, and a portfolio manager of the Fund since its inception. He has earned the right to use the Chartered Financial Analyst designation.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995.

Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

Sub-Advisor: Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

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The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management
SmallCap Value II	Chris D. Wallis Scott J. Weber

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over 10 years of investment management and financial analysis experience.

Sub-Advisor: Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.

Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

The day-to-day portfolio management is shared by a portfolio management team. The portfolio management team participates in regular meetings during which investment ideas are discussed. Investment decisions are made by majority agreement of the portfolio management team. The team members with the most significant responsibility for the Fund's assets are listed below; the list does not include all members of the investment team.

Day-to-day
Fund	Fund Management

LargeCap Value III	Susan M. Byrne Mark R. Freeman Scott D. Lawson Jay K. Singhania Kellie R. Stark

Susan M. Byrne. Ms. Byrne has served as Chairman and Chief Investment Officer since founding Westwood in 1983. She participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Byrne attended the University of California at Berkeley.

Mark R. Freeman, CFA. Mr. Freeman has served as Senior Vice President and Portfolio Manager for Westwood since 2006. He joined Westwood in 1999 and served as Vice President and Portfolio Manager from 2000 to 2006. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Freeman earned a BA in Economics from Millsaps College and an MS in Economics from Louisiana State University. Mr. Freeman has earned the right to use the Chartered Financial Analyst designation.

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Scott D. Lawson, CFA. Mr. Lawson has served as Vice President and Senior Research Analyst since joining Westwood in 2003. Prior to joining Westwood, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Lawson earned a BS in Economics from Texas Christian University and an MBA from St. Louis University. Mr. Lawson has earned the right to use the Chartered Financial Analyst designation.

Jay K. Singhania, CFA. Mr. Singhania has served as Vice President and Research Analyst for Westwood since 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for Westwood from 2002 to 2004. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity on the Fund. Mr. Singhania earned a BBA in Finance from the University of Texas at Austin and participated in its MBA Undergraduate Financial Analyst Program, specializing in the Energy sector. Mr. Singhania has earned the right to use the Chartered Financial Analyst designation.

Kellie R. Stark, CFA. Ms. Stark has served as Senior Vice President for Westwood since 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from 1997 to 2004. She joined Westwood in 1992. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Stark earned a BS in Finance and an MBA with an emphasis in Accounting from the University of Colorado at Boulder. Ms. Stark has earned the right to use the Chartered Financial Analyst designation.

The Sub-Sub-Advisors

Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was:

To be filed by amendment.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
  reallocate management fees between itself and Sub-Advisors.
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Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the Inflation Protection, International I, LargeCap Blend I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value II, LargeCap Value III, MidCap Growth II, MidCap Growth III, MidCap Value I, MidCap Value II, MidCap Value III, SmallCap Growth I, SmallCap Growth II, SmallCap Growth III, SmallCap Value I, SmallCap Value II and SmallCap Value III Funds intend to rely on the order.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares outstanding for that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.
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  Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.
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PURCHASE OF FUND SHARES Shares may be purchased:

via the internet.

standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.

available 7 days a week (7 a.m. to 9 p.m. Central Time).

using a modem.

plan contributions transferred electronically.

standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.

available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

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EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

  the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, the share class of such other Fund is available through the plan, and the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

Disrupt the management of the Funds by:

forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and

causing unplanned portfolio turnover;

Hurt the portfolio performance of the Funds; and

Increase expenses of the Funds due to:

increased broker-dealer commissions and

increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic

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Asset Management Portfolios invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Portfolios as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

  The Bond & Mortgage Securities, Government & High Quality Bond, Inflation Protection, Mortgage Securities, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.
  The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested into additional shares of the Fund.
  The Preferred Securities Fund pays its net investment income monthly. The payment date is the last business day of each month.
  The Core Plus Bond I and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income quarterly. The payment date is the last business day of March, June, September, and December.
  The Diversified International, International I, International Emerging Markets, International Growth, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, SAM Conservative Growth Portfolio, and SAM Strategic Growth Portfolio Funds pay their net investment income annually. The payment date is the last business day of December.
  The other Funds pay their net investment income annually. The payment date is the fifteenth business day of December.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the eighth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be

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posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

FUND ACCOUNT INFORMATION

Statements

Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed at www.principal.com.

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Orders Placed by Intermediaries

Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Minimum Account Balance

The Principal Funds reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights

The Principal Funds reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Funds reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations

This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements

Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

To be filed by amendment.

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APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first three risks described below apply to all of the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Applicable to All Funds

Credit and Counterparty Risk

Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk

The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Risks Applicable to Certain Funds

Active Trading Risk

A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk

Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Emerging Market Risk

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

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Equity Securities Risk

Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk

Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Exchange-Traded Funds ("ETFs") Risk

To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

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Geographic Concentration Risk

Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk

Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk

Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Management Risk

Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Segment Risk

Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

  MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Master Limited Partnership ("MLP") Risk

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's

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interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid Cap Stock Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk

Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Non-Diversification Risk

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk

Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk

Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk

Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

  may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  are subject to cash flow dependency and defaults by borrowers; and
  could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

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Royalty Trust Risk

A Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Fund expenses.

Sector Risk

When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Short Sale Risk

A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Small Company Risk

Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Securities Lending Risk

To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

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Underlying Fund Risk

The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2008.

PRINCIPAL LIFETIME FUNDS
Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
Bond & Mortgage Securities Fund
Disciplined LargeCap Blend Fund
High Yield Fund
High Yield Fund II
Inflation Protection Fund
International Emerging Markets Fund
International Growth Fund
LargeCap Growth Fund
LargeCap Value Fund
Partners International Fund
Partners LargeCap Blend Fund I
Partners LargeCap Growth Fund I
Partners LargeCap Value Fund
Partners LargeCap Value Fund I
Partners MidCap Growth Fund
Partners MidCap Value Fund I
Partners SmallCap Growth Fund I
Partners SmallCap Growth Fund III
Partners SmallCap Value Fund I
Preferred Securities Fund
Real Estate Securities Fund
SmallCap S&P 600 Index Fund
SmallCap Value Fund
Ultra Short Bond Fund

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The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2008.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

U.S. Government Securities Risk

Yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities.

U.	S. Government Sponsored Securities Risk

A	fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the

Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk

A fund’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Barclays Capital Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays Capital Government/Mortgage Index is a combination of the unmanaged Barclays Capital Government Index and the unmanaged Barclays Capital Mortgage Backed Securities (MBS) Index. The Barclays Capital Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Barclays Capital 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Barclays Capital Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Barclays Capital U.S. Tier I Capital Securities Index tracks the market for deeply subordinated fixed income securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays Capital U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Barclays Capital U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/

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liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

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Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Long-Term Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

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Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

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Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Aa: A: Baa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: B: Caa: Ca:

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk.

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

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Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest- rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

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BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circum- stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

“BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:

Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, some-
what more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

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B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated _________________, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

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